PROPERTY AND EQUIPMENT, NET	12 Months Ended
Dec. 31, 2016
Property, Plant and Equipment [Abstract]
PROPERTY AND EQUIPMENT, NET
NOTE 5:          PROPERTY AND EQUIPMENT, NET

	December 31,
	2015	2016
Cost:
Computers and peripheral equipment	$11,775	$9,607
Office furniture and equipment	2,837	2,679
Leasehold improvements	6,981	7,142
Capitalized software	557	5,005

Total cost	22,150	24,433
Less: accumulated depreciation and amortization	9,436	10,228

Property and equipment, net	$12,714	$14,205

Depreciation and amortization of capitalized software costs from continued operations totaled $2,583, $2,543 and $4,003, for the years ended December 31, 2014, 2015 and 2016, respectively.

In connection with the 2014 restructuring plan, the Company impaired leasehold improvements in the amount of $632 relating to office space that will no longer be in use.

In connection with the 2015 restructuring plan, the Company recorded an impairment of $159 relating to disposal of certain office furniture and equipment (see Note 16) which are included in restructuring charges in the statement of income. In addition, in connection with Growmobile platforms, the Company impaired software capitalized costs of $3,390, which are included as a loss from discontinued operations.

During 2016, the Company capitalized software development costs of $4,605 (including $14 of stock-based compensation). Amortization expense for the related capitalized internally developed software in 2016 totaled $769, and is included in Cost of revenues in the accompanying consolidated statements of operations. During 2015, the Company capitalized software development costs of $4,192 (including $187 of stock-based compensation). Amortization expense for the related capitalized internally developed software in 2015 totaled $245, and is included in Net loss from discontinued operations in the accompanying consolidated statements of operations.